UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of report (date of earliest event reported): July 19, 2006

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

        Maryland                Commission File Number:            95-2635431
       ----------                      1-8383                     ------------
(State or other jurisdiction of                                 (I.R.S. Employer
          incorporation)                                         Identification)



                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On July 19, 2006, the Company issued a press release announcing its earnings results for the second quarter ended June 30, 2006. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.




--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              MISSION WEST PROPERTIES, INC.

Date: July 19, 2006                           By: /s/ Wayne N. Pham
                                              ----------------------------------
                                              Wayne N. Pham
                                              Vice President of Finance
                                              and Controller

                                                                   PRESS RELEASE

For Immediate News Release
July 19, 2006


     MISSION WEST PROPERTIES ANNOUNCES SECOND QUARTER 2006 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"


CUPERTINO, CA - MISSION WEST PROPERTIES, INC. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended June 30, 2006 was $16,954,000 or $0.16 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $21,141,000 or $0.20 per diluted common share for the same period in 2005. On a sequential quarter basis, excluding termination fees and security deposit forfeitures from lease terminations, FFO for the quarter ended March 31, 2006 was $0.18 per diluted common share. Termination fees and security deposit forfeitures relating to lease terminations accounted for approximately
$16,056,000, or $0.15 per diluted common share for the period ended March 31, 2006. For the six months ended June 30, 2006, FFO increased to $51,480,000 or $0.49 per diluted share from FFO of $41,449,000 or $0.40 per diluted share for the same period in 2005.

Net income to common stockholders per diluted share was $0.11 for the quarter ended June 30, 2006 compared to $0.15 for the quarter ended June 30, 2005, a per share decrease of approximately 26.7%. For the six months ended June 30, 2006, net income to common stockholders per diluted share was $0.39, up from $0.28 one year ago, a per share increase of approximately 39.3%. Excluding termination fees and security deposit forfeitures relating to lease terminations, net income to common stockholders per diluted share for the six months ended June 30, 2006 was $0.23 per diluted share.

ACQUISITION ACTIVITY

In April 2006, the Company acquired a fully leased office/R&D building with approximately 42,100 rentable square feet located at 1875 Charlston Road in Mountain View, California by purchasing Mission West Charlston, LLC, an entity controlled by Carl E. Berg. The acquisition was completed in accordance with the Berg Land Holdings Option Agreement. The total acquisition price for this entity was approximately $2,615,000, which is subject to a ground lease with an unrelated party running through June 2057 for the land. The first year cash return for this acquisition is 17%.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 110 properties totaling approximately 7.9 million rentable square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months       Six Months        Six Months
                                                      Ended                Ended            Ended             Ended
                                                  June 30, 2006        June 30, 2005    June 30, 2006      June 30, 2005
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:
Rental revenue from real estate                     $22,327 (1)          $25,104 (1)       $46,643 (1)      $51,351 (1)
Tenant reimbursements                                 3,066                3,594             6,375            7,222
Other income, including lease terminations
     and interest                                     1,101                2,289            17,889            2,592
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                     26,494               30,987            70,907           61,165
                                                 -----------------    ---------------   ---------------   ---------------
EXPENSES:
Operating expenses                                    2,037                2,049             4,092            4,222
Real estate taxes                                     2,274                2,080             4,900            4,797
Interest                                              5,193                5,905            10,408           10,552
Interest (related parties)                              190                  243               381              549
General and administrative                              637                  443             1,272            1,118
Depreciation and amortization of real estate          5,425 (2)            5,369 (2)        10,904 (2)       10,942 (2)
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                     15,756               16,089            31,957           32,180
                                                 -----------------    ---------------   ---------------   ---------------
Income before equity in earnings of
unconsolidated joint venture and minority interests  10,738               14,898            38,950           28,985
Equity in earnings of unconsolidated joint venture      351                  393               682              387
Minority interests                                   (8,968)             (12,594)          (32,358)         (24,272)
                                                 -----------------    ---------------   ---------------   ---------------
   Income from continuing operations                  2,121                2,697             7,274            5,100
                                                 -----------------    ---------------   ---------------   ---------------

Discontinued operations, net of minority interests:
  Gain from disposal of discontinued operations           -                    -                 -               14
  Loss from discontinued operations                       -                   (2)                -              (12)
                                                 -----------------    ---------------   ---------------   ---------------
(Loss)/income from discontinued operations                -                   (2)                -                2

                                                 -----------------    ---------------   ---------------   ---------------
Net income to common stockholders                    $2,121               $2,695            $7,274           $5,102
                                                 =================    ===============   ===============   ===============
Net income to minority interests                     $8,968              $12,587           $32,358          $24,282
                                                 =================    ===============   ===============   ===============
Income per share from continuing operations:
   Basic                                              $0.11                $0.15             $0.39            $0.28
   Diluted                                            $0.11                $0.15             $0.39            $0.28
Income per share from discontinued operations:
   Basic                                                  -                    -                 -                -
   Diluted                                                -                    -                 -                -
                                                 -----------------    ---------------   ---------------   ---------------
Net income per share to common stockholders:
   Basic                                              $0.11                $0.15             $0.39            $0.28
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.11                $0.15             $0.39            $0.28
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (basic)     19,028,240          18,257,982        18,743,649        18,184,661
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (diluted)   19,123,945          18,283,058        18,824,340        18,229,245
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units outstanding             85,522,039          86,225,222        85,800,741        86,297,888
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS
Funds from operations                               $16,954              $21,141           $51,480          $41,449
                                                 =================    ===============   ===============   ===============
Funds from operations per share (3)                  $ 0.16               $ 0.20            $ 0.49           $ 0.40
                                                 =================    ===============   ===============   ===============
Outstanding common stock                            19,342,187          18,352,691        19,342,187        18,352,691
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                              85,235,999          86,169,195        85,235,999        86,169,195
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units and common stock
   outstanding (diluted)                           104,645,984         104,508,281       104,625,081       104,527,133
                                                 =================    ===============   ===============   ===============


                                                    Three Months         Three Months     Six Months        Six Months
FUNDS FROM OPERATIONS CALCULATION                      Ended                Ended           Ended             Ended
                                                   June 30, 2006        June 30, 2005    June 30, 2006     June 30, 2005
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                           $2,121              $2,695            $7,274            $5,102
Add:
   Minority interests (4)                             8,855              12,453            32,110            24,028
   Depreciation and amortization of real estate
      from continuing operations                      5,767               5,783            11,674            11,785
   Depreciation and amortization of real estate
      from discontinued operations                        -                   -                 -                33
   Depreciation & amortization of real estate
      held in unconsolidated joint venture              211                 210               422               564
Less:
   Gain on sale of real estate                            -                   -                 -               (63)
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                               $16,954             $21,141           $51,480           $41,449
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months      Three Months        Six Months          Six Months
                                                      Ended             Ended               Ended              Ended
                                                  June 30, 2006     June 30, 2005       June 30, 2006       June 30, 2005
                                                 ---------------   ---------------    -----------------    ---------------
Total properties, end of period                          110                  108              110                 108
Total square feet, end of period                   7,936,481            8,019,082        7,936,481           8,019,082
Average monthly rental revenue per square foot (5)     $1.60                $1.59            $1.61               $1.60
Occupancy for leased properties                        63.0%                65.7%           63.0%                65.7%
Straight-line rent                                     ($152)                $275           ($830)               $ 890
Leasing commissions                                     $ 46                 $369            $ 316              $3,953
Capital expenditures                                    $ 85                 $352            $ 163               $ 637

BALANCE SHEET
                                                  June 30, 2006       December 31, 2005
                                              --------------------  --------------------
Assets:
Land                                               $ 277,269             $ 273,933
Buildings and improvements                           777,192               766,457
Real estate related intangible assets                 19,529                17,410
                                              --------------------  --------------------
   Total investments in properties                 1,073,990             1,057,800
Less accumulated depreciation and amortization      (142,268)             (130,419)
                                              --------------------  --------------------
   Net investments in properties                     931,722               927,381
Cash and cash equivalents                             39,470                31,441
Restricted cash                                       10,626                16,712
Deferred rent receivable                              18,388                19,218
Investment in unconsolidated joint venture             3,435                 3,263
Other assets, net                                     25,028                25,362
                                              --------------------  --------------------
   Total assets                                   $1,028,669            $1,023,377
                                              ====================  ====================

Liabilities:
Mortgage notes payable                             $ 352,515             $ 357,481
Mortgage notes payable - related parties               9,856                10,051
Interest payable                                         321                   321
Security deposits                                      6,681                 8,047
Deferred rental income                                 9,846                 6,103
Dividend/distribution payable                         16,733                16,725
Accounts payable and accrued expenses                 10,747                 8,952
                                              --------------------  --------------------
   Total liabilities                                 406,699               407,680
                                              --------------------  --------------------

Minority interests                                   495,318               500,682
                                              --------------------  --------------------

Stockholders' equity:
Common stock, $.001 par value                             19                    18
Paid-in capital                                      148,457               138,038
Accumulated deficit                                  (21,824)              (23,041)
                                              --------------------  --------------------
   Total stockholders' equity                        126,652               115,015
                                              --------------------  --------------------
   Total liabilities and stockholders' equity     $1,028,669            $1,023,377
                                              ====================  ====================


(1) Includes approximately $472 in amortization expense for the three months ended June 30, 2006 and 2005 and $944 in amortization expense for the six months ended June 30, 2006 and 2005 for the amortization of an above-market lease intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(2) Includes approximately $425 and $361 in amortization expense for the three months ended June 30, 2006 and 2005, respectively, and $764 and $801 in amortization expense for the six months ended June 30, 2006 and 2005, respectively, for the amortization of in-place lease value intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.